UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities exchange Act of 1934

  Date of Report (Date of Earliest event reported): December 1, 1998

                            CIRCUIT SYSTEMS, INC.

            Exact name of registrant as specified in its charter

           Illinois                   0-15047           36-2663010

  (State or other jurisdiction   (Commission File      (IRS Employer
       Of incorporation)              Number)      Identification Number)

                            2400 East Lunt Avenue
                       Elk Grove Village, Illinois 60007

                  (Address of principal executive offices)
                                847-439-1999

             Registrant's telephone number, including area code

                                    N/A

           (Former name or address, if changed since last report)

  Item 2.   Acquisition or Disposition of Assets

  Effective December 1, 1998, the Company, through its newly formed subsidiary, SVPC Circuit Systems, Inc., completed the acquisition of assets and assumption of certain liabilities of Silicon Valley Printed Circuits (ASV@) of Santa Clara, California. SV specializes in quick turnaround production for both prototype and low to medium volume orders. The purchase price was $7,000,000 plus the assumption of certain liabilities of approximately $5,000,000. The purchase price was funded utilizing $3,000,000 of collateralized bank borrowings (paid to SV on January 5, 1999) plus $4,000,000 in subordinated notes, payable over 60 months. The acquisition is accounted for as a purchase. The purchase price, including direct costs of acquisition, has been allocated to the assets acquired and liabilities assumed based upon their estimated fair values. The excess of the purchase price over the net assets acquired of approximately $6,656,000, is being amortized to operations over 10 years.


  Item 7.   Financial Statements and Exhibits

       (a)  Financial statements of business acquired.
       (b)  Pro forma financial information.



                                 SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               Date:     March 30, 1999



                                             Circuit Systems, Inc.
                                             (Registrant)

                                             /s/ James E. Robbs

                                             Chief Financial Officer
                                             (Principal Financial Officer)

(a)   Financial statements of business acquired.


                        INDEX TO FINANCIAL STATEMENTS



                                                              Page

  REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS........   F-2


  FINANCIAL STATEMENTS

   BALANCE SHEET

     ASSETS ................................................   F-3

     LIABILITIES AND SHAREHOLDERS' DEFICIT .................   F-4

   STATEMENT OF OPERATIONS .................................   F-5

   STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT) .............   F-6

   STATEMENT OF CASH FLOWS .................................   F-7

   NOTES TO FINANCIAL STATEMENTS ...........................   F-8

             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



  Board of Directors
  H.O.T.L.R.T., Inc.
  dba Silicon Valley Printed Circuits

  We have audited the accompanying balance sheet of H.O.T.L.R.T., Inc. dba Silicon Valley Printed Circuits (a California Corporation) as of November 30, 1998, and the related statements of operations, shareholders' equity (deficit), and cash flows for the period from January 1, 1998, through November 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of H.O.T.L.R.T., Inc. dba Silicon Valley Printed Circuits as of November 30, 1998, and the results of its operations and its cash flows for the period from January 1, 1998, through November 30, 1998, in conformity with generally accepted accounting principles.


                                        GRANT THORNTON LLP


  Chicago, Illinois
  January 15, 1999

  H.O.T.L.R.T., Inc.
  dba Silicon Valley Printed Circuits
  BALANCE SHEET
  November 30, 1998


                                   ASSETS
  CURRENT ASSETS
   Cash and cash equivalents ............................ $  248,044
   Receivables
     Trade ..............................................  1,292,705
     Shareholders .......................................     30,179
                                                           ---------
                                                           1,322,884

     Less allowance for doubtful receivables ............     25,000
                                                           ---------
                                                           1,297,884
   Inventories
     Raw material .......................................    285,248
     Work in process ....................................    183,888
                                                           ---------
                                                             469,136

   Prepaid expenses .....................................     27,330
                                                           ---------
        Total current assets ............................  2,042,394

  PROPERTY, PLANT, AND EQUIPMENT - AT COST
   Buildings and improvements ...........................    905,563
   Machinery and equipment ..............................  5,724,767
   Automotive equipment .................................    299,835
                                                           ---------
                                                           6,930,165

   Less accumulated depreciation and amortization .......  4,052,710
                                                           ---------
                                                           2,877,455

   Land .................................................    195,312
                                                           ---------
                                                           3,072,767

  OTHER ASSETS...........................................     38,210
                                                           ---------
                                                          $5,153,371
                                                           =========

                                      F-3

  H.O.T.L.R.T., Inc.
  dba Silicon Valley Printed Circuits
  BALANCE SHEET - CONTINUED
  November 30, 1998



                    LIABILITIES AND SHAREHOLDERS' DEFICIT

  CURRENT LIABILITIES
   Note payable to bank .................................$1,072,081
   Current maturities of long-term obligations ..........   694,692
   Accounts payable ..................................... 1,288,682
   Accrued expenses .....................................   335,963
                                                          ---------
       Total current liabilities......................... 3,391,418

  LONG-TERM OBLIGATIONS.................................. 1,289,112

  SUBORDINATED NOTES PAYABLE TO SHAREHOLDERS.............   493,465

  COMMITMENTS AND CONTINGENCIES..........................       -

  SHAREHOLDERS' DEFICIT
   Common stock - authorized, 100,000 shares without par
     value; issued and outstanding, 15,000 shares .......    15,000
   Accumulated deficit ..................................   (35,624)
                                                          ---------
       Total shareholders' deficit.......................   (20,624)
                                                          ---------
                                                         $5,153,371
                                                          =========

  The accompanying notes are an integral part of this statement.

                                     F-4


  H.O.T.L.R.T., Inc.
  dba Silicon Valley Printed Circuits
  STATEMENT OF OPERATIONS
  For the period from January 1, 1998, through November 30, 1998




  Net sales............................................ $12,192,022

  Cost of goods sold...................................  10,267,194
                                                         ----------
       Gross profit....................................   1,924,828

  Sales and marketing expenses.........................   1,142,960
  Administrative expenses..............................   1,242,821
                                                         ----------
                                                          2,385,781
                                                         ----------
       Operating loss..................................    (460,953)

  Other deductions (income)
   Interest expense ...................................     323,296
   Interest income ....................................        (433)
   Sundry .............................................     (19,370)
                                                         ----------
                                                            303,493
                                                         ----------
       Loss before income taxes........................    (764,446)

  Income tax expense...................................      10,997
                                                         ----------
       NET LOSS........................................ $  (775,443)
                                                         ==========


  The accompanying notes are an integral part of this statement.

                                     F-5


  H.O.T.L.R.T., Inc.
  dba Silicon Valley Printed Circuits
  STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)
  For the period from January 1, 1998, through November 30, 1998




                                             Retained
                                             earnings
                                  Common   (accumulated
                                   stock     deficit)      Total
                                  ------      --------    -------
  Balance at January 1, 1998..   $15,000     $ 861,859   $876,859

  Subchapter S distributions..       -       (122,040)   (122,040)

  Net loss for the period.....       -       (775,443)   (775,443)
                                  ------      --------    -------
  Balance at November 30, 1998   $15,000     $(35,624)   $(20,624)
                                  ======      =======     =======



  The accompanying notes are an integral part of this statement.

                                     F-6

  H.O.T.L.R.T., Inc.
  dba Silicon Valley Printed Circuits
  STATEMENT OF CASH FLOWS
  For the period from January 1, 1998, through November 30, 1998

  Cash flows from operating activities
   Net loss ...........................................  $ (775,443)
   Adjustments to reconcile net loss to net cash
     provided by operating activities
       Depreciation and amortization...................     548,608
       Net loss on disposition of equipment............      14,370
       Changes in assets and liabilities
        Receivables ...................................     511,727
        Inventories ...................................     (83,526)
        Prepaid expenses and other assets .............       6,859
        Accounts payable, accrued expenses, and income
         taxes payable                                      289,554
                                                          ---------
          Total adjustments ...........................   1,287,592
                                                          ---------
          Net cash provided by operating activities ...     512,149

  Cash flows from investing activities
   Capital expenditures ...............................     (83,685)
                                                          ---------
          Net cash used in investing activities .......     (83,685)

  Cash flows from financing activities
   Net borrowings under line of credit ................     232,500
   Payments on long-term obligations ..................    (708,377)
   Subchapter S distributions paid ....................    (122,040)
                                                          ---------
          Net cash used in financing activities .......    (597,917)
                                                          ---------
          DECREASE IN CASH AND CASH EQUIVALENTS .......    (169,453)

  Cash and cash equivalents at beginning of period.....     417,497
                                                          ---------
  Cash and cash equivalents at end of period...........  $  248,044
                                                          =========

  Supplemental disclosures of cash flow information
   Cash paid during the period for
     Interest .........................................   $ 314,928
     Income taxes .....................................      15,797

  Supplemental schedule of non-cash financing activities
     In 1998, capital lease obligations of $778,214 were incurred when the Company entered into leases for new equipment.

  The accompanying notes are an integral part of this statement.

                                     F-7

  H.O.T.L.R.T., Inc.
  dba Silicon Valley Printed Circuits
  NOTES TO FINANCIAL STATEMENTS
  November 30, 1998



  NOTE A - SUMMARY OF ACCOUNTING POLICIES

  Nature of Business/Industry

  H.O.T.L.R.T., Inc. dba Silicon Valley Printed Circuits (the "Company") operates in a single industry, electronics, which includes the manufacture and sale of printed circuit boards in a quick turn environment. The Company has the ability to provide quick turn, fine line, impedance-controlled circuit boards.

  Accounting Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from the estimates.

  Inventory

  Inventory is stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

  Property and Equipment

  Property and equipment are stated at cost and are depreciated on either the straight-line or double declining balance method over their estimated useful lives. Equipment capitalized under capital leases are depreciated using the same methods as purchased equipment.

  Income Taxes

  The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. As a result of this election, Company earnings are taxable to the shareholders, and no corporate income tax is provided in the financial statements, except for state income taxes.

  Cash and Cash Equivalents

  For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

  H.O.T.L.R.T., Inc.
  dba Silicon Valley Printed Circuits
  NOTES TO FINANCIAL STATEMENTS - CONTINUED
  November 30, 1998


  NOTE A - SUMMARY OF ACCOUNTING POLICIES - Continued

  Concentration of Credit Risk

  The Company has a broad customer base representing many types of businesses within the electronics industry primarily throughout North America. Consequently, in management's opinion, no significant concentration of credit risk exists for the Company.

  Fair Value of Financial Instruments

  The Company's financial instruments include cash and cash equivalents and long-term debt. The carrying value of the cash and cash equivalents and long-term obligations approximates their estimated fair values based upon quoted market prices.

  Revenue Recognition

  The Company recognizes revenue when products are shipped.


  NOTE B - SALE OF BUSINESS

  On December 7, 1998, with an effective date of December 1, 1998, Circuit Systems, Inc. ("CSI"), through its wholly-owned affiliate, SVPC Circuit Systems, Inc., acquired substantially all of the assets and assumed certain liabilities of the Company. The total purchase price, including direct costs of acquisition, was approximately $7,200,000.



  NOTE C - NOTE PAYABLE TO BANK

  The Company has established a $1,250,000 line of credit with a bank, with a borrowing base equal to 75% of eligible accounts receivable, secured by receivables and inventory. Interest is at prime (7.75% at November 30, 1998) plus .75%, payable monthly. The note is to remain in effect until terminated with 30 days written notice.

  The line of credit agreement carries financial loan covenants as follows: current ratio of not less than .70 to 1.0, tangible net worth (including subordinated debt) of $1,000,000, annual profitability and debt to equity (including subordinated debt) of not more than 4.0 to 1.0, and a minimum cash flow coverage of 1.5 to 1.0. The Company was in violation of certain covenants at November 30, 1998.

  In conjunction with the sale of the business referred to in note B, the outstanding balance on the note was paid and the line of credit agreement was terminated subsequent to November 30, 1998.

  H.O.T.L.R.T., Inc.
  dba Silicon Valley Printed Circuits
  NOTES TO FINANCIAL STATEMENTS - CONTINUED
  November 30, 1998



  NOTE D - LONG-TERM OBLIGATIONS

  Long-term obligations at November 30, 1998, consist of the following:

  Notes payable in monthly  principal installments of  $9,361 plus  interest at prime (7.75% at November 30,  1998) plus
   1%.  Final payment due September 2000.   Guaranteed by the
   shareholders.  Outstanding   balance  paid  subsequent  to
   November 30, 1998. ...............................         $   215,285

  Various capital leases  expiring at  various times  through
   September   2002,  payable  in  monthly   installments  of
   $56,777,  including  interest, collateralized  by  certain machinery  and equipment.  Interest rates range  from 8.5%
   to13.5% ..........................................           1,450,101

  Mortgage and  SBA note  payable, secured  by building,  and
   personal  guarantees,   payable  in  monthly  installments
   totaling $5,054, including interest at  10% and prime plus
   2%,     respectively.          Due    in     June     2002
   and  June 2016,  respectively.   Outstanding balance  paid
   subsequent to November 30, 1998. .................             316,374

  Other installment notes............................               2,044
                                                                ---------
                                                                1,983,804

  Less current maturities............................             694,692
                                                                ---------
                                                               $1,289,112
                                                                =========

  Scheduled annual maturities of total long-term obligations as of November 30, 1998, are as follows:

  Years ending December 31,
    1999 ............................................   $   694,692
    2000 ............................................       554,042
    2001 ............................................       368,091
    2002 ............................................       161,712
    2003 ............................................        11,807
    2004 and thereafter .............................       193,460
                                                          ---------
                                                         $1,983,804
                                                          =========

  H.O.T.L.R.T., Inc.
  dba Silicon Valley Printed Circuits
  NOTES TO FINANCIAL STATEMENTS - CONTINUED
  November 30, 1998



  NOTE E - SUBORDINATED NOTES PAYABLE TO SHAREHOLDERS

  The subordinated notes to two shareholders bear interest at 10%, have no specified due dates, and are subordinate to the Company's obligation to the Small Business Administration.


  NOTE F - COMMITMENTS

  The Company leases various office and manufacturing facilities under noncancellable operating leases, which expire at various times through July 2000. Rental expense for the period from January 1, 1998, to November 30, 1998, was approximately $185,000. Future lease commitments are as follows:

  Years ending December 31,
  -------------------------
    1999 ................................................  $175,016
    2000 ................................................    86,933


  NOTE G - EMPLOYEE BENEFIT PLAN

  The Company has a qualified profit sharing plan covering substantially all employees. The plan provides for discretionary contributions approved by the Board of Directors. No contribution was made for the period from January 1, 1998, to November 30, 1998.

(b)  Pro forma financial information.

           INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED
                  BALANCE SHEET AND STATEMENT OF OPERATIONS



  The following unaudited pro forma condensed combined balance sheet and statement of operations reflect the effect of the acquisition of substantially all of the operating assets and assumption of certain liabilities of H.O.T.L.R.T., Inc., dba Silicon Valley Printed Circuits ("SV").

  Effective December 1, 1998, Circuit Systems, Inc. (the "Company"), through its newly formed subsidiary, SVPC Circuit Systems, Inc., completed the acquisition of assets and assumption of certain liabilities of SV of Santa Clara, California. SV specializes in quick turnaround production for both prototype and low- to medium-volume orders. The purchase price was $7,000,000 plus the assumption of certain liabilities of approximately $5,000,000. The purchase price was funded utilizing $3,000,000 of collateralized bank borrowings (paid to SV on January 5,
  1999) plus $4,000,000 in subordinated notes, payable over 60 months. The acquisition is accounted for as a purchase. The purchase price, including direct costs of acquisition, will be allocated to the assets acquired and liabilities assumed based upon their estimated fair values. The excess of the purchase price over the net assets acquired of approximately $6,656,000 will be amortized to operations over ten years.

  This pro forma information has been prepared utilizing historical financial statements of the Company and SV. The unaudited pro forma condensed combined statement of operations gives effect to the acquisition as if the transaction were consummated as of the beginning of the period reported, utilizing the results of operations of the Company for the twelve months ended October 31, 1998, and the eleven months ended November 30, 1998, and a one-month average of the eleven-month period to constitute a twelve-month period for SV. The prior operating results of SV were maintained on a cash basis, and it is therefore impracticable for the Company and SV to furnish pro forma results of operations of SV for the Company's year ended April 30, 1998, and six months ended October 31, 1998. This information should be read in conjunction with the historical financial statements and notes thereto, as of and for the eleven months ended November 30, 1998. The pro forma financial data have been included as required by the rules and regulations of the Securities and Exchange Commission and are provided for comparative purposes only. The pro forma financial data do not purport to be indicative of the results which actually would have been obtained if the acquisition had occurred on the date indicated or of those results which may be obtained in the future.

  Circuit Systems, Inc. and H.O.T.L.R.T., Inc., dba Silicon Valley Printed Circuits ("SV")

  UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                 October 31,    November 30,
                                  1998              1998
                                   Circuit                    Pro forma         Pro forma
             ASSETS              Systems, Inc.       SV      adjustments (A)    combined
                                  -----------    ----------   ---------         ----------
  CURRENT ASSETS
   Cash and cash equivalents     $    368,193   $   248,044  $       -         $   616,237
   Accounts receivable .....       14,417,943     1,297,884          -          15,715,827
   Inventories .............        8,902,715       469,136          -           9,371,851
   Prepaid expense and other
     current assets............     1,655,199        27,330        (789)         1,681,740
   Deferred income taxes ...          330,000            -           -             330,000
                                  -----------    ----------   ---------         ----------
     Total current assets ..       25,674,050     2,042,394        (789)        27,715,655


  INVESTMENT IN AFFILIATE...        3,005,592            -          -            3,005,592

  PROPERTY, PLANT, AND EQUIPMENT
   At cost .................       61,268,516     7,125,477  (3,253,677)        65,140,316
   Less accumulated depreciation   25,237,568     4,052,710  (4,052,710)        25,237,568
                                  -----------    ----------   ---------         ----------
                                   36,030,948     3,072,767     799,033         39,902,748
  OTHER ASSETS
   Goodwill ................               -             -    6,656,030          6,656,030
   Sundry ..................        1,042,207        38,210          -           1,080,417
                                  -----------    ----------   ---------         ----------
     Total assets ..........     $ 65,752,797   $ 5,153,371  $7,454,274        $78,360,442
                                  ===========    ==========   =========         ==========

  LIABILITIES AND
  SHAREHOLDERS' EQUITY

  CURRENT LIABILITIES
   Current maturities of long-
     term obligations ......     $  5,555,492   $ 1,766,773  $3,450,000        $10,772,265
   Accounts payable ........        8,979,474     1,288,682     194,205         10,462,361
   Accrued liabilities and
     income taxes...........        3,317,685       335,963     239,444          3,893,092
                                  -----------    ----------   ---------         ----------
                                   17,852,651     3,391,418   3,883,649         25,127,718

  LONG-TERM OBLIGATIONS.....       27,861,974     1,289,112     493,466         29,644,552

  DEFERRED INCOME TAXES.....        2,283,000            -           -           2,283,000

  SUBORDINATED DEBT.........               -        493,465   3,056,535          3,550,000

  SHAREHOLDERS' EQUITY
   Common stock ............        2,301,468        15,000     (15,000)         2,301,468
   Retained earnings
    (accumulated deficit)...       15,453,704       (35,624)     35,624         15,453,704
                                  -----------    ----------   ---------         ----------
     Total shareholders'
       equity (deficit).....       17,755,172       (20,624)     20,624         17,755,172
                                  -----------    ----------   ---------         ----------
                                 $ 65,752,797   $ 5,153,371  $7,454,274        $78,360,442
                                  ===========    ==========   =========         ==========

  Circuit Systems, Inc. and H.O.T.L.R.T., Inc., dba Silicon Valley Printed Circuits ("SV")
  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                       Circuit
                                    Systems, Inc.                          SV
                                   ----------------   ---------------------------------------------------------------------------
                                    Twelve months       Eleven months
                                        ended               ended         Average                       Pro forma       Pro forma
                                   October 31, 1998   November 30, 1998    month (1)   Twelve months   adjustments      combined
                                      ----------         ----------      ---------      -----------     ---------      -----------
  Net sales.....................     $89,232,638        $12,192,022     $1,108,000     $13,300,022     $       -      $102,532,660

  Cost of goods sold............      78,973,333         10,267,194        933,000      11,200,194             -        90,173,527
                                      ----------         ----------      ---------      -----------     ---------      -----------
     Gross profit ..............      10,259,305          1,924,828        175,000       2,099,828             -        12,359,133

  Sales and marketing expenses..       3,294,997          1,142,960        104,000       1,246,960             -         4,541,957
  Administrative expenses.......       3,143,416          1,242,821        113,000       1,355,821        665,600 (B)    5,164,837
  Restructuring charge..........       1,520,000                 -              -               -              -         1,520,000
                                      ----------         ----------      ---------      -----------     ---------      -----------
                                       7,958,413          2,385,781        217,000       2,602,781        665,600       11,226,794

     Operating profit (loss) ...       2,300,892           (460,953)       (42,000)       (502,953)      (665,600)       1,132,339

  Other deductions (income)
   Interest expense ............       2,929,835            323,296         29,000         352,296        570,000 (C)    3,852,131
   Interest income .............         (10,933)              (433)            -             (433)            -           (11,366)
   Equity in earnings of
     unconsolidated affiliate...         (85,911)                -              -               -              -           (85,911)
   Minority interest ...........         (12,531)                -              -               -              -           (12,531)
   Rental income ...............        (403,440)                -              -               -              -          (403,440)
   Sundry ......................         (79,244)           (19,370)        (2,000)        (21,370)            -          (100,614)
                                      ----------         ----------      ---------      -----------     ---------      -----------
                                       2,337,776            303,493         27,000         330,493        570,000        3,238,269
                                      ----------         ----------      ---------      -----------     ---------      -----------
     Loss before income taxes ..         (36,884)          (764,446)       (69,000)       (833,446)    (1,235,600)      (2,105,930)

  Income tax (benefit) expense..         (80,000)            10,997             -           10,997       (700,000)(D)     (769,003)
                                      ----------         ----------      ---------      -----------     ---------      -----------
     NET EARNINGS (LOSS) .......     $    43,116        $  (775,443)    $  (69,000)    $  (844,443)    $ (535,600)    $ (1,336,927)
                                      ==========         ==========      =========      ===========     =========
  Per share data
   Net earnings (loss) per
     common share
       Basic ...................     $       .01                                                                      $       (.29)
                                      ==========                                                                       ===========
       Diluted .................     $       .01                                                                      $       (.29)
                                      ==========                                                                       ===========
  Average number of common
    shares outstanding
      Basic ....................       4,561,502                                                                        4,561,502
      Diluted ..................       4,563,723                                                                        4,561,502

  (1) For purposes of pro forma financial statements, an average of the eleven months ended November 30, 1998, was utilized to incorporate a twelve-month period.

  Circuit Systems, Inc. and H.O.T.L.R.T., Inc., dba Silicon Valley Printed Circuits ("SV")
  NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
  BALANCE SHEET AND STATEMENT OF OPERATIONS



  The unaudited pro forma condensed combined balance sheet and statement of operations reflect the effect of the acquisition of substantially all of the operating assets and assumption of certain liabilities of SV, which is accounted for as a purchase. The unaudited pro forma condensed combined statement of operations gives effect to the acquisition as if the transaction were consummated at the beginning of the period presented.

  The pro forma condensed combined financial statements do not purport to be indicative of the results which could actually have been obtained if the acquisition had been consummated on the dates indicated or which may be obtained in the future.

  The pro forma condensed combined financial statements reflect the following pro forma adjustments:

  (A) Direct costs of acquisition and debt incurred by the Company to finance the purchase and to allocate the total purchase price to the assets acquired and liabilities assumed based upon their estimated fair values

  (B)  Amortization of goodwill over an estimated ten-year life

  (C)    To  record  interest  expense  on  additional  debt  incurred   in
     acquisition

  (D) The tax effect of SV's net operating loss (SV was previously a Subchapter S Corporation) and the pro forma adjustments using the applicable effective tax rates